EARNINGS PER SHARE (Details) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
EARNINGS PER SHARE
Net Profit/(loss) for the period attributable to ordinary equity holders from continuing operations ($'000)	$ 5,084	$ (55,102)	$ (34,637)
Finance Weighted average number of ordinary shares in issue ('000)	2,188,075	607,879	503,917
Basic earnings/(loss) per share for continuing operations ($USD)	$ 0.0023	$ (0.09)	$ (0.07)